3. FINANCIAL INSTRUMENTS AND RISK ANALYSIS	12 Months Ended
Dec. 31, 2020
Disclosure of financial assets [abstract]
FINANCIAL INSTRUMENTS AND RISK ANALYSIS
3.	FINANCIAL INSTRUMENTS AND RISK ANALYSIS

3.1.	Fair value measurement

IFRS 13 defines fair value as the price for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties, in an arm’s length transaction on measurement date. The standard clarifies that the fair value must be based on the assumptions that market participants would consider in pricing an asset or a liability, and establishes a hierarchy that prioritizes the information used to build such assumptions. The fair value measurement hierarchy attaches more importance to available market inputs (i.e., observable data) and a less weight to inputs based on data without transparency (i.e., unobservable data). Additionally, the standard requires that an entity consider all nonperformance risk aspects, including the entity’s credit, when measuring the fair value of a liability.

IFRS 7 establishes a three-level hierarchy to measure and disclose fair value. The classification of an instrument in the fair value measurement hierarchy is based on the lowest level of input significant for its measurement. We present below a description of the three-level hierarchy:

Level 1—inputs consist of prices quoted (unadjusted) in active markets for identical assets or liabilities to which the entity has access on measurement date.

Level 2—inputs are different from prices quoted in active markets used in Level 1 and consist of directly or indirectly observable inputs for the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active; or inputs that are observable for the asset or liability or that can support the observed market inputs by correlation or otherwise for substantially the entire asset or liability.

Level 3—inputs used to measure an asset or liability are not based on observable market variables. These inputs represent management’s best estimates and are generally measured using pricing models, discounted cash flows, or similar methodologies that require significant judgment or estimate.

The Company and its subsidiaries have measured their financial assets and financial liabilities at their market or actual realizable values (fair value) using available market inputs and valuation techniques appropriate for each situation. The interpretation of market inputs for the selection of such techniques requires considerable judgment and the preparation of estimates to obtain an amount considered appropriate for each situation. Accordingly, the estimates presented may not necessarily be indicative of the amounts that could be obtained in an active market. The use of different assumptions for the calculation of the fair value may have a material impact on the amounts obtained.

Some of the Company’s financial liabilities classified as at amortized cost were measured at fair value at the date of extinguishment of these financial liabilities and kept at amortized cost in the subsequent measurement, according to the accounting guidance in IFRS 9, and as a result of the implementation of the Judicial Reorganization Plan ratified in January 2018.

The carrying amounts and the estimated fair values of our main financial assets and financial liabilities as at December 31, 2020 and 2019 are summarized as follows:

	Accounting measurement	2020
		Carrying amount	Fair value
Assets
Cash and banks	Fair value	692,742	692,742
Cash equivalents	Fair value	3,415,199	3,415,199
Cash investments	Fair value	204,056	204,056
Accounts receivable (i)	Amortized cost	3,974,238	3,974,238
Financial asset at fair value	Fair value	71,594	71,594
Liabilities
Trade payables (i)	Amortized cost	8,296,891	8,296,891
Borrowings and financing (ii)
Borrowings and financing	Amortized cost	10,542,777	10,542,777
Public debentures	Amortized cost	4,034,603	4,034,603
Private debentures		3,569,805	3,569,805
Senior Notes	Amortized cost	8,196,549	9,821,284
Derivative financial instruments	Fair value	10,967	10,967
Dividends and interest on capital	Amortized cost	18,094	18,094
Licenses and concessions payable (iii)	Amortized cost	43,415	43,415
Tax refinancing program (iii)	Amortized cost	346,217	346,217
Leases payable (iv)	Amortized cost	2,981,678	2,981,678

	Accounting measurement	2019
		Carrying amount	Fair value
Assets
Cash and banks	Fair value	575,863	575,863
Cash equivalents	Fair value	1,506,082	1,506,082
Cash investments	Fair value	217,792	217,792
Accounts receivable (i)	Amortized cost	6,334,526	6,334,526
Dividends and interest on capital	Amortized cost	426	426
Financial asset at fair value	Fair value	40,689	40,689
Held-for-sale assets
Held-for-sale financial asset (Note 31)	Fair value	1,474,699	1,474,699
Dividends receivable (Note 31)	Amortized cost	2,435,014	2,435,014
Liabilities
Trade payables (i)	Amortized cost	8,887,367	8,887,367
Derivative financial instruments	Fair value	1,152	1,152
Borrowings and financing (ii)
Borrowings and financing	Amortized cost	8,354,777	8,354,777
Public debentures	Amortized cost	3,652,353	3,652,353
Senior Notes	Amortized cost	6,219,619	6,565,782
Dividends and interest on capital	Amortized cost	5,731	5,731
Licenses and concessions payable (iii)	Amortized cost	58,582	58,582
Tax refinancing program (iii)	Amortized cost	417,503	417,503
Leases payable (iv)	Amortized cost	8,150,026	8,150,026

For the closing of the year ended December 31, 2020:

(i) The balances of accounts receivable have near terms and, therefore, they are not adjusted to fair value. The balances of trade payables subject to the judicial reorganization were adjusted to fair value at the date of extinguishment of the liabilities and are represented by the amounts expected to be settled (Note 18).

(ii) The balance of the borrowings and financing with the BNDES, Local Banks, and ECAs correspond to exclusive markets, and the fair value of these instruments is similar to their carrying amounts. The balances of borrowings and financing refers to the bonds issued in the international market, for which is there is a secondary market, and their fair values differ from their carrying amounts.

(iii) The licenses and concessions payable and the tax refinancing program are stated at the amounts that these obligations are expected to be discharged and are not adjusted to fair value.

(iv) The leases payable are represented by the amounts that the obligations are expected to be settled, adjusted at present value.

The levels of the financial assets, cash and cash equivalents and cash investments, held-for-sale assets, and derivative financial instruments at fair value as at December 31, 2020 and 2019 are as follows:

	Fair value measurement hierarchy	Fair value 2020	Fair value 2019
Assets
Cash and banks	Level 1	692,742	575,863
Cash equivalents	Level 1	3,415,199	1,506,082
Cash investments	Level 1	204,056	217,792
Held-for-sale financial asset	Level 3		1,474,699
Liabilities
Derivative financial instruments	Level 2	10,967	1,152

There were no transfers between levels in the years ended December 31, 2020 and 2019.

The Company and its subsidiaries have measured their financial assets and financial liabilities at their market or actual realizable values (fair value) using available market inputs and valuation techniques appropriate for each situation, as follows:

(a)	Cash, cash equivalents and cash investments

Foreign currency-denominated cash equivalents and cash investments are basically kept in checking deposits denominated in euro and US dollars.

The fair value of securities traded in active markets is equivalent to the amount of the last closing quotation available at the end of the year, multiplied by the number of outstanding securities.

For the remaining contracts, the Company carries out an analysis comparing the current contractual terms and conditions with the terms and conditions effective for the contract when they were originated. When terms and conditions are dissimilar, fair value is calculated by discounting future cash flows at the market rates prevailing at the end of the year, and when similar, fair value is similar to the carrying amount on the reporting date.

(b)	Held-for-sale assets

As at December 31, 2019, held-for-sale assets represented the indirect interest held by PT Ventures in the dividends receivable and the fair value of the financial investment in Unitel, both classified as held for sale. The assets from the investment held in PT Ventures were measure substantially at the fair value of the investment for sale, which occurred on January 23, 2020. As at December 31, 2020, the Company does not have more receivables arising from the sale of PT Ventures and thus it does not recognize any amounts as held for sale related to these assets. PT Ventures was sold for a total amount of US$1 billion, of which: (i) US$699.1 million were paid to Africatel by Sonangol on January 24, 2020; (ii) US$60.9 million were prepaid to Africatel before the completion of the transaction as prepayment of dividends; and (iii) US$240 million were paid by Sonangol to Africatel from February to July 31, 2020 (totaling R$4,132 million cash received in 2020). See Note 31 for further information.

(c)	Derivative financial instruments

The Company conducts derivative transactions to manage certain market risks, mainly the foreign exchange risk. At the closing date of the year ended December 31, 2020 and 2019, these instruments include Non-deliverable Forward (NDF) contracts.

It is worth noting that the Company does not use derivatives for purposes other than the hedging these risks and the method used to calculate the fair value of the derivative instruments contracted throughout the year was the future cash flows method associated to each contracted instrument, discounted using the market rates prevailing at the reporting date.

3.2.	Financial risk management

The Company’s and its subsidiaries’ activities expose them to several financial risks, such as: market risk (including currency fluctuation risk, interest rate risk on fair value, interest rate risk on cash flows), credit risk, and liquidity risk. According to their nature, financial instruments may involve known or unknown risks, and it is important to assess to the best judgment the potential of these risks. The Company and its subsidiaries may use derivative financial instruments to mitigate certain exposures to these risks.

The Company’s risk management process is a three-step process, taking into account its consolidated structure: strategic, tactical, and operational. At the strategic level, the Company’s executive committee agrees with the Board of Directors the risk guidelines to be followed each financial year. A Financial Risk Management Committee is responsible for overseeing and ensuring that Oi comply with the existing policies. At the operating level, risk management is carried out by the Company’s treasury officer, in accordance with the policies approved by the Board of Directors.

The Financial Risk Management Committee meets on a monthly basis and currently consists of the Chief Finance and Investor Relations Officer, Chief Compliance and Risks Officer, the Chief Accounting and Revenue Officer, and no more than other to officers from the finance department and at least one ex-finance officer.

The Hedging and Cash Investments Policies, approved by the Board of Directors, document the management of exposures to market risk factors generated by the financial transactions of the Oi Group companies. In line with the Hedging Policy pillars, the strategy is focused on the preservation of the Company’s cash flows, maintaining its liquidity, and complying with the financial covenants.

3.2.1.	Market risk

(a)	Foreign exchange risk

Financial assets

The Company is not exposed to any material foreign exchange risk involving foreign currency-denominated financial assets as at December 31, 2020 for which the Company does not enter into any currency hedging transaction.

Financial liabilities

The Company and its subsidiaries have foreign currency-denominated or foreign currency-indexed borrowings and financing. The risk associated with these liabilities is related to the possibility of fluctuations in foreign exchange rates that could increase the balance of such liabilities. The Company’s and its subsidiaries’ borrowings and financing exposed to this risk represent approximately 64.0% of total liabilities from borrowings and financing (2019 – 52.3%), less the contracted currency hedging transactions.

To minimize this type of risk, after the sale of PT Ventures was completed in January 2020, the Company elected to keep part of the funds received with this sale in offshore cash, as a natural hedge both to cover the payment of foreign currency-denominated interest to be made in 2020 and the portion of the Company’s US dollar-denominated operating expenses. The Company hedges 100% of the cash flows of these transactions in 2020 through this natural hedge. Additionally, the Company hedged part of the Company’s US dollar-denominated operating expenses for the surplus. As at December 31, 2020, the Company was a party to currency forward hedging transactions to hedge the interest on the qualified bonds maturing in February 2021, as well as US dollar-denominated expenses for the first months of the year.

The currency hedging percentage for purposes of covenant compliance and the financial expenses of the existing borrowings and financing, including the impacts of changes in foreign exchange rates on the fair value adjustment gain, is 40.8%.

Foreign currency-denominated financial assets and financial liabilities are presented in the balance sheet as follows (includes intragroup balances transferred to Company amounts):

	2020		2019
	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets
Cash and banks	526,133	526,133	400,874	400,874
Cash equivalents	1,410	1,410	1,096	1,096
Held-for-sale assets
Held-for-sale financial asset			1,474,699	1,474,699
Dividends receivable			2,435,014	2,435,014
Financial liabilities
Borrowings and financing (Note 19)	16,841,746	16,841,746	9,521,291	9,521,291
Derivative financial instruments	10,967	10,967	1,152	1,152

The amounts of the derivative financial instruments as at December 31, 2020 and 2019 are summarized as follows:

	Derivatives designated for hedge accounting
	Notional (US$)	Maturity (years)	Fair value
			Amounts (payable)/receivable
			2020	2019
USD/R$ Non-deliverable forwards (NDFs)		< 1 year	(3,561)	(1,152)

	Derivatives not designated for hedge accounting

	Notional (US$)	Maturity (years)	Fair value
			Amounts (payable)/receivable
			12/31/2020	12/31/2019
USD/R$ Non-deliverable forwards (NDFs)		< 1 year	(7,406)

As at December 31, 2020 and 2019, the main hedging transactions conducted with financial institutions with the objective minimizing the foreign exchange risk were as follows:

Non-deliverable Forward (NDF) contracts

US$/R$: Refer to future dollar purchase transactions using NDFs to hedge against the depreciation of the Brazilian real against the US dollar. The key strategy for these contracts is to eliminate foreign exchange differences during the contract period, mitigating unfavorable changes in foreign exchange rates on dollar-denominated debts or operating expenses.

As at December 31, 2020 and 2019, the Company recognized as result of derivative transactions the amounts shown below:

	2020	2019
Forward currency transaction – financial results	134,987	55,025
Forward currency transaction – operating results	3,478	17,088
Total	138,465	72,113

And the movements in foreign exchange hedges designated for hedge accounting were recognized in other comprehensive income.

Table of movements in hedge accounting effects in other comprehensive income

Balance in 2019	(1,152)
Amortization of hedges to profit or loss	(2,409)
Balance in 2020	(3,561)

Foreign exchange risk sensitivity analysis

Pursuant to IFRS 7, as at December 31, 2020, management estimated the depreciation scenarios of the Brazilian real in relation to other currencies, at the end of the reporting period.

The foreign exchange rates used for the probable scenario are the closing rates prevailing in December 2020. The probable rates were then depreciated by 25% and 50% and used as benchmark for the possible and remote scenarios, respectively.

	Rate
Description	2020	Depreciation
Probable scenario
U.S. dollar	5.1967	0%
Euro	6.3779	0%
Possible scenario
U.S. dollar	6.4959	25%
Euro	7.9724	25%
Remote scenario
U.S. dollar	7.7951	50%
Euro	9.5669	50%

The impacts of foreign exchange exposure on the foreign currency-denominated debt, taking into consideration derivatives and offshore cash, in the sensitivity scenarios estimated by the Company, are shown in the table below (excludes intragroup balances):

		2020
Description	Individual risk	Probable scenario	Possible scenario	Remote scenario
US dollar debts	Dollar appreciation	23,871,894	29,839,867	35,807,840
Derivatives (net position - USD)	Dollar depreciation	7,406	9,258	11,109
US dollar cash	Dollar depreciation	(168,389)	(210,487)	(252,584)
Euro debt	Euro appreciation	3,813,244	4,766,555	5,719,866
Euro cash	Euro depreciation	(359,154)	(448,942)	(538,730)
Fair value adjustment	Dollar/euro depreciation	(10,817,931)	(13,522,414)	(16,226,897)
Total assets/liabilities indexed to exchange fluctuation		16,347,070	20,433,837	24,520,604
Total (gain) loss			4,086,767	8,173,534

(b)	Interest rate risk

Financial assets

Cash equivalents and cash investments in local currency are substantially maintained in financial investment funds exclusively managed for the Company and its subsidiaries, and investments in private securities issued by prime financial institutions. Most of the portfolio of exclusive funds consists of repurchase agreements pegged to the SELIC rate (Central Bank’s policy rate).

The interest rate risk linked to these assets arises from the possibility of decreases in these rates and consequent decrease in the return on these assets.

Financial liabilities

The Company and its subsidiaries have borrowings and financing subject to floating interest rates, based on the Long-term Interest Rate (TJLP), the CDI, or the Benchmark Rate in the case of real-denominated debt as at December 31, 2020. After the approval of the JRP, the Company does not have borrowings and financing subject to the foreign currency-denominated floating interest rate.

As at December 31, 2020, approximately 35.9% (47.5% in 2019) of the consolidated incurred debt was subject to floating interest rates. The most material exposure of Company’s and its subsidiaries’ debt is to CDI.  Therefore, a continued increase in this interest rate would have an adverse impact on future interest payments.

These assets and liabilities are presented in the balance sheet as follows:

	2020		2019
	Carrying amount	Market value	Carrying amount	Market value
Financial assets
Cash equivalents	3,413,789	3,413,789	1,504,986	1,504,986
Cash investments	204,056	204,056	217,792	217,792
Financial liabilities
Borrowings and financing (Note 19)	9,501,988	9,501,988	8,705,458	8,705,458

Interest rate fluctuation risk sensitivity analysis

Management believes that the most material risk related to interest rate fluctuations arises from its liabilities pegged to the CDI and TJLP. This risk is associated to an increase in those rates. TJLP has been successively cut since December 2019, when it was set at 5.57%. Beginning January 2020, the TJLP was cut again to 5.09% p.a. and subsequently to 4.94% p.a. starting April 2020, to 4.91% p.a. for July-September 2020, and to 4.55% p.a. for October-December 2020. Before the end of the quarter, in turn, the National Monetary Council had already decided and announced to keep the downward trend, this time to 4.39% per year, effective for January-March 2021.

Pursuant to IFRS 7, Management estimated the fluctuation scenarios of the CDI and TJLP rates as at December 31, 2020. The rates used for the probable scenario were the rates prevailing at the end of the reporting year.

The rates were stressed by 25% and 50%, and used as benchmark for the possible and remote scenarios.

2020
Interest rate scenarios
Probable scenario		Possible scenario		Remote scenario
CDI	TJLP	CDI	TJLP	CDI	TJLP
1.90%	4.55%	2.38%	5.69%	2.85%	6.83%

Such sensitivity analysis considers payment outflows in future dates. Thus, the aggregate of the amounts for each scenario is not equivalent to the fair values, or even the fair values of these liabilities. The impacts of exposure to interest rates, in the sensitivity scenarios estimated by the Company, are shown in the table below:

		2020
Description	Individual risk	Probable scenario	Possible scenario	Remote scenario
Debt pegged to CDI	CDI increase	1,133,211	1,425,047	1,720,264
Debt pegged to TJLP	TJLP increase	2,727,311	3,163,027	3,604,667
Total assets/liabilities pegged to the interest rate		3,860,522	4,588,074	5,324,931
Total (gain) loss			727,552	1,464,409

3.2.2.	Credit risk

The concentration of credit risk associated to trade receivables is immaterial due to the diversification of the portfolio. The expected credit losses on trade receivables are adequately covered by an allowance intended to cover possible losses on their realization.

Transactions with financial institutions (cash investments and borrowings and financing) are made with prime entities, avoiding the concentration risk. The credit risk of financial investments is assessed by setting caps for investment in the counterparts, taking into consideration the ratings released by the main international risk rating agencies for each one of such counterparts. As at December 31, 2020, approximately 90.49% of the consolidated cash investments were made with counterparties with an AAA, AA, A, and sovereign risk rating.

3.2.3.	Liquidity risk

The liquidity risk also arises from the possibility of the Company being unable to discharge its liabilities on maturity dates and obtain cash due to market liquidity restrictions. Management uses its resources mainly to fund capital expenditures incurred on the expansion and upgrading of the network, invest in new businesses.

The Company’s management monitors the continual forecasts of the liquidity requirements to ensure that the company has sufficient cash to meet its operating needs and fund capital expenditure to modernize and expand its network.

Capital management

The Company seeks to manage its equity structure according to best market practices.

The objective of the Company’s capital management strategy is to ensure that liquidity levels and financial leverage allow the sustained growth of the Group, the compliance with the strategic investment plan, and generation of returns to our shareholders.

We may change our capital structure, according to existing economic and financial conditions, to optimize our financial leverage and debt management.

The indicators used to measure capital structure management are: gross debt to accumulated twelve-month EBITDA (earnings before interest (financial income and expenses), taxes, depreciation, and amortization), and the interest coverage ratio, as shown below:

Gross debt-to-EBITDA	between 2x and 4.0x
Interest coverage ratio (*)	higher than 1.75

(*) Measures the Company’s capacity to cover its future interest obligations.

As at December 31, 2020, the impact of COVID-19 on the world’s economy continues to contribute to the keeping the Brazilian real at its lowest level for the period, with a material impact on the Company’s gross debt. This depreciation, however, to date represents a merely accounting impact, since the debt matures over the long term. On the qualified bond includes outflows of foreign currency-denominated cash to pay interest thereon. However, the next instalment maturing in February 2021 is hedged by NDFs.

3.2.4.	Risk of accelerated maturity of borrowings and financing

At the end of December 31, 2020 there was no risk of accelerated maturity of the Company’s debt.

It is worth emphasizing that, in line with the provisions of the Plan, as amended, BNDES (Brazilian development bank) agrees that, as of the Court Ratification of the Amendment to the JRP (October 8, 2020) and until the first of the financial settlement of the disposal of the UPI Mobile Assets or by May 30, 2022, the obligation to comply with the financial ratios set forth in the agreement will be temporarily stayed by BNDES and, therefore, during such period, its noncompliance will not imply a possible breach of the agreement, as reported in Note 19, ‘Covenants’ section.